Exhibit 10.2

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

FIRST AMENDMENT

TO

EXCLUSIVE LICENSE AGREEMENT

This FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”) is made and entered into as of February 12, 2019 (“Amendment Effective Date”) by and between Vor Biopharma Inc. (“Company”) and The Trustees of Columbia University in the City of New York (“Columbia”).

W I T N E S S E T H:

WHEREAS, Company and Columbia are parties to that certain Exclusive License Agreement dated April 28, 2016 (the “Agreement”). Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement;

WHEREAS, Company and the Columbia wish to amend the Agreement in certain respects to add intellectual property licensed to Company under the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto hereby agree as follows:

1.

Replacement of Exhibit A with Exhibit A-1 (Patents). Exhibit A is hereby deleted in its entirety and replaced with Exhibit A-1 attached as Appendix 1 hereto. Each mention in the Agreement of “Exhibit A” will now be deemed to be a reference to “Exhibit A-1”.

2.

Replacement of Exhibit B with Exhibit B-1 (Materials and Technical Information). Exhibit B is hereby deleted in its entirety and replaced with Exhibit B-1 attached as Appendix 2 hereto. Each mention in the Agreement of “Exhibit B” will now be deemed to be a reference to “Exhibit B-1”.

3.	Section 1l is hereby deleted in its entirety and replaced with the following:

“’Net Sales’ shall mean [***]:

(i) [***];

(ii) [***];

(iii) [***];

(iv) [***];

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

(v) [***];

[***]

4.	Section 1s is hereby deleted in its entirety and replaced with the following:

“ ‘Technical Information’ shall mean any know-how, technical information and data developed by Columbia by or under the direction of [***] prior to the Amendment Effective Date and provided to or received by Company, which know-how, technical information and data are necessary or useful for the discovery, development, manufacture, use, sale, offering for sale, importation, exportation, distribution, rental or lease of a Product, including, without limitation, (i) any know-how, technical information and data disclosed in any Patent or (ii) any reports or disclosures concerning research or inventions provided or disclosed to, or otherwise received by, Company. Technical Information shall include, but is not limited to, the information set forth in Exhibit B hereto.”

5.	Section 4d is hereby deleted in its entirety and replaced with the following:

“Sublicense Payments. In consideration of Company’s right to grant sublicenses under Section 2b, Company shall pay to Columbia [***] of any Sublicense Income received by Company from Company’s Sublicensees. For purposes of this Section 4d, ‘Sublicense Income’ shall mean [***]. Notwithstanding the foregoing, Sublicense Income will [***].”

Each mention in the Agreement of ‘Other Sublicensee Revenue’ will now be deemed to be a reference to ‘Sublicense Income.’

6.

Section 4e shall be amended by adding the following language to the end of the provision: “In the event a Developer develops a Subsequent Product for potential commercial sale in the Territory, Company shall pay to Columbia the nonrefundable, non-recoverable Developer Milestone Payments set forth in Section 4e(iv) – (vi) with respect to the Subsequent Product to reach each milestone or when the milestone is first achieved by a Subsequent Product, as applicable. “Subsequent Product” as used in this Section 4(e) means a Product that (i) is Covered by a Valid Claim of a Patent resulting from [***] or (ii) uses or incorporates any information, data or subject matter disclosed in any patent application resulting from [***], to the extent that such information, data or subject matter is not specifically or expressly disclosed in any patent application resulting from [***]. The Parties agree that the disclosure of a genus in a patent application resulting from [***] does not constitute a specific or express disclosure of a species within said genus.

The Parties agree that if a Subsequent Product is the first Product to achieve the milestones set forth in Section 4e(i) – (vi), the Company shall pay to Columbia the non-refundable, non-recoverable Developer Milestone Payments corresponding to such milestones. No further Developer Milestone Payments shall be due for any Product that subsequently achieves the milestones set forth in Section 4e(i) – (iii);

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

however, Company will still pay to Columbia the Developer Milestone Payments for a second Product that achieves the milestones set forth in Section 4e(iv) – (vi), provided that such second Product is a Subsequent Product. Notwithstanding the foregoing, Company shall not be obligated to pay to Columbia the Developer Milestone Payments set forth in Section 4e(iv) – (vi) more than twice.”

7.	Section 6a shall be amended by adding the following language after subsection (i):

“ii. Conduct good faith due diligence on opportunities to develop and commercialize Products that (i) use or incorporate any information, data, or subject matter disclosed in [***] or disclosed in any patent application resulting from [***] or (ii) are Covered by a Valid Claim of a Patent resulting from [***] which diligence shall include but is not limited to [***].”

8.	Section 18 is hereby deleted in its entirety and replaced with the following:

“Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations under this Agreement without the prior written consent of the other Party, except that Company may make such an assignment or transfer without Columbia’s consent (a) to Company’s Affiliates or (b) to the successor to all or substantially all of the business or assets of Company to which this Agreement relates (whether by merger, sale of stock, sale of assets or other transaction). Company will provide notice to Columbia of such assignment within [***]. Any permitted assignment will be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 18 will be null and void.”

9.

Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect. If there is any inconsistency or conflict between this Amendment and the Agreement, the provisions of this Amendment shall govern and control. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Agreement to be executed as of the date first above written.

THE TRUSTEES OF COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK

By /s/ Orin Herskowitz
Name: Orin Herskowitz
Title: Executive Director, CTV
TTS: [***]

VOR BIOPHARMA INC.

By /s/ Bharatt Chowrira
Name: Bharatt Chowrira
Title: Chief Executive Officer